UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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☒	CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 1, 2013

Commission File Number 001-35844
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Pinnacle Foods Inc.
(Exact name of registrant as specified in its charter)
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Delaware	35-2215019
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

399 Jefferson Road Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 541-6620
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth below under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Completion of Acquisition
On October 1, 2013, Pinnacle Foods Inc. and certain of its wholly owned subsidiaries (“Pinnacle Foods”) completed the previously disclosed acquisition of the Wish-Bone® salad dressings business (the “Business”) in accordance with the Asset Purchase Agreement, dated as of August 11, 2013 (the “Asset Purchase Agreement”), between Pinnacle Foods Inc. and Conopco, Inc., which is a subsidiary of Unilever PLC (“Unilever”). Pursuant to the terms of the Asset Purchase Agreement, Pinnacle Foods has acquired the Business, including the Wish-Bone® and Western® brands, from Unilever for a purchase price of $575.0 million in cash, subject to a post-closing adjustment based upon inventory of the Business at closing.

Amendment to Credit Agreement

Pinnacle Foods Finance LLC is currently the borrower under senior secured credit facilities established pursuant to a Credit Agreement, as amended, among Pinnacle Foods Finance LLC, Peak Finance Holdings LLC, Barclays Bank PLC, as administrative agent, and the other lenders and agents that may from time to time be party thereto (the “Credit Agreement”). Concurrently with the closing of the acquisition of the Business, Pinnacle Foods Finance LLC and Peak Finance Holdings LLC entered into the First Amendment to Second Amended and Restated Credit Agreement (the “Amendment”). Among other things, and subject to certain conditions, the Amendment provided for a new $525.0 million Term Loan H to fund a portion of the acquisition. The new Term Loan H has terms consistent with Pinnacle Foods' Term Loan G.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the heading “Amendment to Credit Agreement” in Item 2.01 of this Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On October 1, 2013, Pinnacle Foods issued a press release announcing the completion of the acquisition of the Wish-Bone® salad dressings business, including the Wish-Bone® and Western® brands, from Unilever pursuant to the Asset Purchase Agreement, a copy of which is furnished as Exhibit 99.1. The information in this Item 7.01 and Exhibit 99.1 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

All required financial statements with respect to the Business will be filed by amendment pursuant to Item 9.01(a)(4) within 75 calendar days after the completion of the acquisition.

 (b) Pro Forma Financial Information

All required pro forma financial information with respect to the Business will be filed by amendment pursuant to Item 9.01(b)(2) within 75 calendar days after the completion of the acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

PINNACLE FOODS INC.

By:	/s/ CRAIG STEENECK

Name:	Craig Steeneck
Title:	Executive Vice President and Chief Financial Officer
Date:	October 1, 2013

Index to Exhibits

Exhibit Number	Description
2.1
Asset Purchase Agreement, dated as of August 11, 2013, between Conopco, Inc. and Pinnacle Foods Inc. (previously filed as Exhibit 2.1 to the Current Report on Form 8-K of Pinnacle Foods Inc. filed with the SEC on August 12, 2013 (Commission File Number: 001-35844) and incorporated herein by reference).

10.1
First Amendment, dated as of October 1, 2013, to the Second Amended and Restated Credit Agreement, among Pinnacle Foods Finance LLC, Peak Finance Holding LLC, Barclays Bank PLC., and the other Lenders party thereto.

99.1	Press Release, dated October 1, 2013.